UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) November 14, 2005
                            _____________________________

                           GIBRALTAR INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)
          Delaware                        0-22462                16-1445150
 ____________________________      _____________________   ___________________
  (State or other jurisdiction        (Commission           (IRS File Number)
       of Incorporation)               File Number)         Identification No.)

                              3556 Lake Shore Road
                                  P.O. Box 2028
                   Buffalo, New York          14219-0228
                           ___________________________
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (716) 826-6500
                           ___________________________

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Form 8-K, the Registrant has furnished certain unaudited pro forma condensed combined financial information as of September 30, 2005 and for the year ended December 31, 2004, the nine months ended September 30, 2005 and 2004 and the twelve months ended September 30, 2005, which is not fully compliant with Regulation S-X. The pro forma financial information is attached as Exhibit 99.1. The Registrant expects to file the pro forma financial information required by Item 9.01(b) of Form 8-K and fully compliant with Regulation S-X, with respect to the acquisition of Alabama Metal Industries Corporation ("AMICO"), as soon as reasonably practicable, and in any event within 71 days after the date the initial Form 8-K in the matter was required to be filed.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed soley by reason of Regulation FD.

The following unaudited pro forma condensed combined financial information, in connection with the Registrant's acquisition of AMICO, is furnished on Exhibit 99.1:

(i)   Unaudited pro forma condensed  combined  balance sheet as of September 30,
      2005

(ii)  Notes to unaudited pro forma condensed combined balance sheet

(iii) Unaudited pro forma condensed combined statement of income for the year ended December 31, 2004

(iv) Unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2005

(v) Unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2004

(vi) Unaudited pro forma condensed combined statement of income for the twelve months ended September 30, 2005

(vii) Notes to  unaudited  pro forma condensed combined statements of income

Item 9.01 - Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None.

(c)  Exhibits

99.1 - Unaudited pro forma condensed combined financial information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   November 14, 2005

                                         GIBRALTAR INDUSTRIES, INC.

                                         /S/  David W. Kay
                                         Name:     David W. Kay
                                         Title:    Chief Financial Officer

EXHIBIT INDEX.

99.1 Unaudited pro forma condensed combined financial information